                        SECURITY AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          LIFE SCIENCES RESEARCH, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 Maryland                                                   52-2340150
---------------------------------------------------------------------------------     -----------------------
                    (State of Incorporation or Organization)                             (I.R.S. Employer
                                                                                       Identification no.)

             PMB # 251, 211 East Lombard Street, Baltimore, Maryland                        21202-6102
---------------------------------------------------------------------------------     -----------------------
                    (Address of Principal Executive Offices)                                (Zip Code)


          If this form relates to the registration              If this form relates to the
          of a class of securities pursuant to                  registration of a class of securities
          Section 12(b) of the Exchange Act and is              pursuant to Section 12(g) of the
          effective pursuant to General                         Exchange Act and is effective pursuant
          Instruction A.(c), please check the                   to General Instruction A.(d), please
          following box.  [ ]                                   check the following box.  [ ]



Securities Act registration statement file number to which this form relates:  333-71408
                                                                               ------------
                                                                                        (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

                 Title of Each Class                                Name of Each Exchange on Which
                 to be so Registered                                Each Class is to be Registered
                 -------------------                             -------------------------------------

                        None                                                   None
------------------------------------------------------       -----------------------------------------------

------------------------------------------------------       -----------------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                  Voting Common Stock, par value $.01 per share
-------------------------------------------------------------------------------
                                (Title of Class)

                                      None
-------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

        The Registrant filed with the Securities and Exchange Commission (the "Commission") on October 11, 2001, a registration statement on Form S-4 which was amended by Amendment No. 1, filed with the Commission on October 16, 2001, Amendment No. 2, filed with the Commission on November 9, 2001, Amendment No. 3, filed with the Commission on November 29, 2001, Amendment No. 4, filed with the Commission on December 12, 2001, Amendment No. 5, filed with the Commission on December 19, 2001, and Amendment No. 6, filed with the Commission on December 21, 2001 (as so amended, the "Registration Statement") relating to the Registrant's voting common stock, par value $.01 per share ("LSR Voting Common Stock"), to be registered in connection with an offer by the Registrant to exchange all of the issued and unconditionally allotted ordinary shares of Huntingdon Life Sciences Group plc ("Huntingdon") and American Depositary Shares of Huntingdon, represented by American Depositary Receipts for shares of LSR Voting Common Stock. The Registration Statement was declared effective by the Commission on December 21, 2001.

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Reference is made to the information set forth under the headings "Share Capital" and "Material Differences Between the Rights of Holders of Shares of LSR Voting Common Stock and Holders of Huntingdon Securities" beginning on pages 88 and 168 of the Registration Statement, which information is incorporated herein by reference.

ITEM 2.     EXHIBITS.

EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------
1                 Registration on Form S-4, as amended (incorporated herein by reference to the Registrant's
                  Registration Statement on Form S-4 (File No. 333-71408)).

2                 Articles of Amendment and Restatement of the Registrant (incorporated herein by reference to
                  Exhibit 3.3 to the Registrant's Registration Statement on Form S-4 (File No. 333-71408)).

3                 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's
                  Registration Statement on Form S-4 (File No. 33-71408)).

4                 Subscription and Investor Rights Agreement, dated October 9, 2001, between LSR and Walter
                  Stapfer (incorporated herein by reference to Exhibit 10.1 to the Registrant's Registration
                  Statement on Form S-4 (File No. 33-71408)).

5                 Subscription and Investor Rights Agreement, dated October 9, 2001, between LSR and the persons named therein as Investors (incorporated herein by reference to Exhibit 10.2 to the
                  Registrant's Registration Statement on Form S-4 (File No. 33-71408)).



6                 Warrant, dated October 9, 2001, issued by the Registrant (incorporated herein by reference to
                  Exhibit 10.3 to the Registrant's Registration Statement on Form S-4 (File No. 33-71408)).

7                 Form of Deed Poll (incorporated herein by reference to Exhibit 10.4 to the Registrant's
                  Registration Statement on Form S-4 (File No. 33-71408)).

8                 2001 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the
                  Registrant's Registration Statement on Form S-4 (File No. 33-71408)).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            LIFE SCIENCES RESEARCH, INC.


Date:  January 15, 2002                      By:   /s/ ANDREW BAKER
                                                 ---------------------------
                                                      Andrew Baker
                                                      President

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                               DESCRIPTION
------                                               -----------
1                 Registration on Form S-4, as amended (incorporated herein by reference to the Registrant's
                  Registration Statement on Form S-4 (File No. 333-71408)).

2                 Articles of Amendment and Restatement of the Registrant (incorporated herein by reference to
                  Exhibit 3.3 to the Registrant's Registration Statement on Form S-4 (File No. 333-71408)).

3                 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's
                  Registration Statement on Form S-4 (File No. 33-71408)).

4                 Subscription and Investor Rights Agreement, dated October 9, 2001, between LSR and Walter
                  Stapfer (incorporated herein by reference to Exhibit 10.1 to the Registrant's Registration
                  Statement on Form S-4 (File No. 33-71408)).

5                 Subscription and Investor Rights Agreement, dated October 9, 2001, between LSR and the persons named therein as Investors (incorporated herein by reference to Exhibit 10.2 to the
                  Registrant's Registration Statement on Form S-4 (File No. 33-71408)).

6                 Warrant, dated October 9, 2001, issued by the Registrant (incorporated herein by reference to
                  Exhibit 10.3 to the Registrant's Registration Statement on Form S-4 (File No. 33-71408)).

7                 Form of Deed Poll (incorporated herein by reference to Exhibit 10.4 to the Registrant's
                  Registration Statement on Form S-4 (File No. 33-71408)).

8                 2001 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the
                  Registrant's Registration Statement on Form S-4 (File No. 33-71408)).